Exhibit 10.1

FOURTEENTH AMENDMENT AND WAIVER TO SECOND AMENDED AND RESTATED FIRST LIEN CREDIT AGREEMENT

This FOURTEENTH AMENDMENT AND WAIVER TO SECOND AMENDED AND RESTATED FIRST LIEN CREDIT AGREEMENT (“Waiver”), dated effective as of March 14, 2016 (the “Effective Date”), is by and among Energy XXI Gulf Coast, Inc., a Delaware corporation (the “Borrower”), EPL Oil & Gas, Inc., a Delaware corporation (“EPL”), the lenders party to the First Lien Credit Agreement described below (the “Lenders”), and Wells Fargo Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the other parties in the capacities herein identified.

RECITALS

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other Persons are parties to the Second Amended and Restated First Lien Credit Agreement, dated as of May 5, 2011, as amended by the First Amendment to Second Amended and Restated First Lien Credit Agreement dated as of October 4, 2011, by the Second Amendment to Second Amended and Restated First Lien Credit Agreement dated as of May 24, 2012, by the Third Amendment to Second Amended and Restated First Lien Credit dated as of October 19, 2012, by the Fourth Amendment to Amended and Restated First Lien Credit Agreement dated as of April 9, 2013, by the Fifth Amendment to Second Amended and Restated First Lien Credit Agreement dated as of May 1, 2013, by the Sixth Amendment to Second Amended and Restated First Lien Credit Agreement dated as of September 27, 2013, by the Seventh Amendment to Second Amended and Restated First Lien Credit Agreement dated as of April 7, 2014, by the Eighth Amendment to the Second Amended and Restated First Lien Credit Agreement dated as of May 23, 2014, by the Ninth Amendment to Second Amended and Restated First Lien Credit Agreement dated as of September 5, 2014, by the Tenth Amendment to Second Amended and Restated Credit Agreement dated as of March 3, 2015, by the Eleventh Amendment and Waiver to the Second Amended and Restated Credit Agreement dated as of July 31, 2015, by the Twelfth Amendment to the Second Amended and Restated Credit Agreement dated as of November 24, 2015 and by the Thirteenth Amendment and Waiver to Second Amended and Restated First Lien Credit Agreement dated as of February 29, 2016 (the “Thirteenth Amendment”) (as amended, supplemented, amended and restated or otherwise modified from time to time, the “First Lien Credit Agreement”);

WHEREAS, the Borrower requests a waiver of the provision of Section 7.1.1(c), of the First Lien Credit Agreement in respect of the Compliance Certificate to be delivered in respect of the fiscal quarter ending December 31, 2015;

WHEREAS, the Borrower and the Terminating Hedge Lenders (hereinafter defined) have agreed to terminate certain hedging transactions and the Borrower has agreed to use any termination payments in respect thereof to prepay EPL Loans as provided herein;

WHEREAS, upon the terms and conditions set forth in this Waiver the Administrative Agent and the Required Lenders will grant the waiver requested by the Borrower; and

WHEREAS, in consideration of the granting of such Waiver the Borrower and EPL will agree to certain amendments to the First Lien Credit Agreement upon the terms set forth in this Waiver;

NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1.                Definitions. Capitalized terms used herein (including in the Recitals hereto) but not defined herein shall have the meanings as given them in the First Lien Credit Agreement, unless the context otherwise requires.

Section 2.                Waiver and Certain Agreements.

(a)                Upon the condition that the Borrower and EPL at all times shall, and shall cause their officers, employees and advisors to, cooperate in all reasonable respects with the Administrative Agent and its designees (including Willkie Farr & Gallagher, LLP (“Willkie”) and RPA Advisors (“RPA”)) in furnishing information reasonably available to the Borrower or EPL promptly upon receipt of a request by the Administrative Agent or its designees regarding the Collateral or the Borrower’s or EPL’s and their respective Subsidiaries’ financial affairs, finances, financial condition, business and operations, such cooperation to include, (i) at the request of the Administrative Agent, that the chief executive officer, the chief financial officer and other senior management of the Borrower and EPL and any other Obligor and such other officers, employees and advisors of the Borrower or EPL and any other Obligor requested by the Administrative Agent or its designees, making themselves reasonably available to discuss any matters regarding the Collateral or the Borrower’s or EPL’s and their respective Subsidiaries’ financial affairs, financial condition, business and operations, all upon prior notice during normal business hours, and (ii) that the Borrower and EPL shall direct and authorize all such persons and entities to disclose to the Administrative Agent and its designees the information reasonably requested by the Administrative Agent or its designees (including Willkie and RPA) regarding the foregoing, the Required Lenders hereby waive until the Waiver Termination Time the requirement of Section 7.1.1(c) of the Credit Agreement to deliver a Compliance Certificate in respect of the fiscal quarter ending December 31, 2015. For the avoidance of doubt, the Borrower shall have the obligation to deliver such Compliance Certificate on the day following such Waiver Termination Time. The waiver in this Section 2(a) does not constitute a waiver of any provision of the First Lien Credit Agreement or any other Loan Document other than a waiver of Section 7.1.1(c) of the First Lien Credit Agreement until the Waiver Termination Time.

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(b)               The Borrower and the Terminating Hedge Lenders (as defined below) agree that the hedging transactions of the Borrower described in Annex I to this Waiver shall be terminated (herein “Hedge Terminations”) no later than 5:00 p.m. (Houston, Texas time) on March 18, 2016. The Borrower and EPL agree that all of the payments (herein “Termination Payments”) in respect of each such Hedge Termination shall be applied as set forth herein as a prepayment of outstanding EPL Loans (and in accordance with Section 3.1.2 of the First Lien Credit Agreement). The Borrower hereby (i) instructs each Lender counterparty to any hedge transaction that is terminated pursuant to a Hedge Termination (herein a “Terminating Hedge Lender”) to make such Termination Payments, if any, directly to the Administrative Agent for application on the EPL Loans in lieu of making such Termination Payments to the Borrower and (ii) agrees to pay the Administrative Agent immediately any such payment received by the Borrower in contravention of the payment instructions described in the foregoing clause (i). The Required Lenders hereby consent pursuant to Section 7.2.10(f) of the First Lien Credit Agreement to the Subject Dispositions constituting such Hedge Terminations on the terms set forth in this Section 2(b). Upon receipt by the Administrative Agent of such Termination Payments in respect of a Hedge Termination, each such Termination Payment will be applied to prepayment of outstanding EPL Loans.

(c)                In connection with the Termination Payments and upon the application thereof against outstanding EPL Loans as described in Section 2(b), the Borrower and EPL each agree that (i) both the Borrowing Base and the EPL Borrowing Base shall be reduced immediately commensurate with such payments, automatically and permanently, by the amount of such Termination Payment(s) applied to pay the outstanding EPL Loans (each such amount an “EPL Paydown Amount”) and (ii) upon each such application each Lender’s Revolving Loan Commitment shall be reduced immediately, automatically and permanently, by such Lender’s Percentage of such EPL Paydown Amount. The Administrative Agent and the Required Lenders, by acceptance of any such payment(s) on outstanding EPL Loans, waive the requirements of notice and the minimum payment amounts set forth in Section 3.1.1(a)(i)(x) of the First Lien Credit Agreement with respect thereto. The Borrower and EPL each hereby agree to pay directly to each Lender, within two (2) Business Days of notice thereof, any amounts owing pursuant to Section 4.4 of the First Lien Credit Agreement with respect to the prepayments of outstanding EPL Loans as a result of the Hedge Terminations.

(d)               The Borrower, EPL, the Administrative Agent and the Required Lenders hereby acknowledge and agree that the redetermination of the Borrowing Base and the EPL Borrowing Base under Section 2.8.3 of the First Lien Credit Agreement for 2016 shall continue to be made in accordance with such Section 2.8.3. In connection with such redetermination the Borrower and EPL agree to furnish promptly to the Administrative Agent and the Lenders the Reserve Report and the other information pursuant to Section 2.8 of the First Lien Credit Agreement, including a database, an ARO balance reconciliation to the Reserve Report and a reserve reconciliation in form and substance satisfactory to the Administrative Agent.

(e)                As used herein, the term “Waiver Termination Time” means the earlier of (i) 12:01 a.m. (Houston, Texas time) April 15, 2016, (ii) the date on which the Borrower or EPL shall fail to comply with their respective conditions and agreements in this Section 2 or in Section 4 of this Waiver or (iii) the occurrence of an Event of Default (other than any Event of Default that may exist as a direct result of the existence of the Specified Conditions).

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Section 3.                Conditions to Effectiveness and Certain Agreements. This Waiver shall be deemed effective (subject to the conditions herein contained) as of the Effective Date when the Administrative Agent has received counterparts hereof duly executed by the Borrower, EPL, the Administrative Agent and the Required Lenders and upon the prior or concurrent satisfaction of each of the following conditions:

(a)                the Administrative Agent shall have received for its own account, or for the account of each Lender, as the case may be, (i) all fees, costs and expenses due and payable pursuant to Section 3.3 of the First Lien Credit Agreement, if any, and (ii) if then invoiced, any amounts payable pursuant to Section 10.3 of the First Lien Credit Agreement;

(b)               the Borrower and EPL each shall have represented and warranted that the representations and warranties in Section 5 below are true and correct; and

(c)                no Borrowing Base Deficiency or EPL Borrowing Base Deficiency and, after giving effect to this Waiver, no Default or Event of Default (other than any Default or Event of Default that may exist as a direct result of the existence of the Specified Conditions), shall have occurred and be continuing. As used in this Waiver, the term “Specified Conditions” means the failure of Borrower or EPL, as the case may be, to pay interest due on the EPL 8.25% Notes, the 2014 Notes or the Second Lien Notes, in each case to the extent such failure to pay such interest does not constitute an “Event of Default” (as defined in the applicable indenture for such notes, notwithstanding that such failure may constitute a “default” under the applicable indenture).

Delivery by the Borrower and EPL of an executed counterpart of this Waiver to the Administrative Agent shall constitute a representation and warranty by the Borrower and EPL that the statements in the foregoing clauses (a), (b) and (c) are true and correct.

Section 4.                Covenants and Amendments to First Lien Credit Agreement. In consideration of the Required Lenders’, the Issuers’ and the Administrative Agent’s entering into this Waiver, the Borrower and EPL each agrees to the following.

(a)                Notwithstanding the provisions of Article 2 of the Credit Agreement but subject to Section 4(f) below, neither the Borrower nor EPL will request any Credit Extension before April 16, 2016.

(b)               The Borrower, EPL, the Swing Line Lender, the Administrative Agent and the Required Lenders hereby agree that (i) notwithstanding the provisions of Section 2.3.2 of the First Lien Credit Agreement, the obligation of the Swing Line Lender to make Swing Line Loans is on the Effective Date immediately and permanently terminated and the Swing Line Loan Commitment Amount is immediately and permanently reduced to zero and (ii) Schedule III of the First Lien Credit Agreement is hereby amended and restated in its entirety to be in the form of Schedule III to this Waiver.

(c)                The Borrower, EPL, the Administrative Agent and the Required Lenders hereby agree that effective as of the Effective Date (i) until the next determination or adjustment of the Borrowing Base or the EPL Borrowing Base pursuant to the terms of the First Lien Credit Agreement, and subject to further reduction as provided in Section 2(c) of this Waiver, the Borrowing Base is $377,742,500 and the EPL Borrowing Base is $150,000,000 and (ii) each Lender’s Revolving Loan Commitment shall reduce automatically and permanently by such Lender’s Percentage of $122,257,500 and each shall be subject to further reduction as provided in Section 2(c) of this Waiver.

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(d)               Section 1.1 of the First Lien Credit Agreement is hereby amended by:

(i)                 adding the following definitions thereto in appropriate alphabetical order:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Fourteenth Amendment” means the Fourteenth Amendment and Waiver to Second Amended and Restated First Lien Credit Agreement dated effective as of March 14, 2016, among the Borrower, EPL, the Lenders, the Administrative Agent and the other Persons party thereto.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

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(ii)               by amending and restating the definition of “Commitment Schedule” in Section 1.1 in its entirety to the following:

“Commitment Schedule” means Schedule III attached to the Fourteenth Amendment.”; and

(iii)             by amending and restating the definition of “Percentage” in its entirety to the following:

“Percentage” means, relative to any Lender, the percentage set forth opposite such Lender in the Commitment Schedule, or, as the case may be, in the Lender Assignment Agreement pursuant to which such Lender became a party to this Agreement.

(e)                Article 10 of the First Lien Credit Agreement is hereby amended by adding the following Section 10.23 to the end of such Article:

“Section 10.23 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)	the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)	the effects of any Bail-in Action on any such liability, including, if applicable:

(i)	a reduction in full or in part or cancellation of any such liability;

(ii)	a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)	the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”

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(f)                The Issuers, the Lenders and the Administrative Agent hereby agree that so long as the Borrower or EPL, as the case may be, satisfies the conditions set forth in this Section 4(f) with respect thereto, one or more Issuers can issue a Letter of Credit (a “Replacement Letter of Credit”) under the First Lien Credit Agreement in replacement for any existing Letter of Credit without the need to satisfy the conditions for such Credit Extension in Section 5.2.1 of the First Lien Credit Agreement. The following are the conditions for the issuance of a Replacement Letter of Credit:

(i)                 Such Replacement Letter of Credit shall not have an aggregate face amount in excess of the available amount of the Letter of Credit being replaced and shall be in form and substance reasonably acceptable to the Administrative Agent and the Issuer;

(ii)               Both before and after giving effect to the issuance of any such Replacement Letter of Credit, the following statements shall be true and correct:

(1)               the representations and warranties set forth in each Loan Document shall, in each case, be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except for representations and warranties which are qualified by a materiality qualifier, which shall be true and correct in all respects) as of such earlier date); provided that notwithstanding the foregoing, neither the Borrower nor EPL is required to make or be deemed to have made any representation in respect of Section 6.6 or Section 6.18 of the First Lien Credit Agreement;

(2)               no Material Adverse Effect has occurred since June 30, 2010 (or such more recent date for which the financial information required under Section 7.1.1(b) of the First Lien Credit Agreement shall have been provided by the Borrower, except any Material Adverse Effect as a direct result of the decline of hydrocarbon prices or the existence of the Specified Conditions;

(3)               no Default (other than any Default that may exist as a direct result of the existence of the Specified Conditions) shall have occurred and be continuing; and

(4)               as of the date of the issuance of such Letter of Credit, the Borrower is permitted under the Permitted Secured Debt Documents, the Senior Unsecured Debt Documents and the Permitted Unsecured Debt Documents to incur such Credit Extension;

(iii)             The Administrative Agent shall be satisfied in its sole discretion that arrangements satisfactory to it in its sole discretion have been made for the exchange of the Replacement Letter of Credit for the Letter of Credit being replaced. Such Replacement Letter of Credit shall be a Letter of Credit for all purposes under the First Lien Credit Agreement, including Section 2.6 thereof; and

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(iv)             The Administrative Agent shall have received an Issuance Request for such Replacement Letter of Credit and delivery of such Issuance Request to the Administrative Agent shall constitute a representation and warranty by the Borrower that the statements in the preceding clauses (i), (ii) and (iii) are true and correct.

The Borrower and EPL agree that failure to comply with any provision of Section 2 or 4(a) of this Waiver constitutes an Event of Default under Section 8.1.3 of the First Lien Credit Agreement.

Section 5.                Representations and Warranties. The Borrower and EPL each hereby represents and warrants that after giving effect hereto:

(a)                the representations and warranties of the Obligors contained in the Loan Documents are true and correct in all material respects, other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct in all material respects as of such earlier date (except for any such representations and warranties which are qualified by a materiality qualifier which shall be true and correct in all respects); provided that notwithstanding the foregoing, neither the Borrower nor EPL makes any representation in respect of Section 6.6 or Section 6.18 of the First Lien Credit Agreement;

(b)               except to the extent waived in this Waiver, the Borrower and EPL have performed and complied with all agreements and conditions contained in the First Lien Credit Agreement required to be performed or complied with by it prior to or as of the Effective Date;

(c)                the execution, delivery and performance by the Borrower, EPL and each other Obligor of this Waiver and the other Loan Documents have been duly authorized by all necessary corporate or other action required on their part and this Waiver, along with the First Lien Credit Agreement and the other Loan Documents, constitutes the legal, valid and binding obligation of each Obligor a party thereto enforceable against them in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;

(d)               neither the execution, delivery and performance of this Waiver by the Borrower and EPL, the performance by them of the First Lien Credit Agreement as waived or amended hereby nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Obligor’s certificate or articles of incorporation or bylaws or other similar documents, or agreements, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Obligor or any of its Subsidiaries is a party or by which any Obligor or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to Administrative Agent on or before the date hereof;

(e)                no Material Adverse Effect has occurred since December 31, 2014, except any Material Adverse Effect as a direct result of the decline in the price of hydrocarbons or the existence of the Specified Conditions;

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(f)                no Default or Event of Default (other than any Default or Event of Default that may exist as a direct result of the existence of the Specified Conditions), Borrowing Base Deficiency or EPL Borrowing Base Deficiency has occurred and is continuing; and

(g)               the Borrower and EPL have complied with the requirement of Section 2(b) of the Thirteenth Amendment and have caused in accordance therewith all amounts on deposit in any Deposit Account or Securities Account that was not on deposit in an account subject to a Control Agreement to be deposited in one or more Deposit Accounts or Securities Accounts which are subject to a Control Agreement in favor of the Administrative Agent.

Section 6.                Loan Document; Ratification.

(a)                This Waiver is a Loan Document.

(b)               The Borrower, EPL and each other Obligor hereby ratifies, approves and confirms in every respect all the terms, provisions, conditions and obligations of the First Lien Credit Agreement as waived, amended or modified hereby and each of the other Loan Documents including without limitation all Mortgages, Security Agreements, Guaranties, Control Agreements and other Security Documents, to which it is a party.

Section 7.                Costs and Expenses. As provided in Section 10.3 of the First Lien Credit Agreement, the Borrower and EPL agree to reimburse Administrative Agent and the Terminating Hedge Lenders for all fees, costs, and expenses, including the reasonable fees, costs, and expenses of counsel or other advisors for advice, assistance, or other representation, in connection with this Waiver and any other agreements, documents, instruments, releases, terminations or other collateral instruments delivered by the Administrative Agent in connection with this Waiver.

Section 8.                GOVERNING LAW. THIS WAIVER SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

Section 9.                Severability. Any provision of this Waiver that is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Waiver or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 10.            Counterparts. This Waiver may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Waiver by signing one or more counterparts. Any signature hereto delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

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Section 11.            No Waiver or Agreement. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Waiver shall not operate as a waiver of any default of the Borrower, EPL or any other Obligor or any right, power or remedy of the Administrative Agent or the other Secured Parties under any of the Loan Documents, nor constitute a waiver of (or consent to departure from) any terms, provisions, covenants, warranties or agreements of any of the Loan Documents nor constitute a representation or agreement as to whether any Obligor is Solvent. The parties hereto reserve the right to exercise any rights and remedies available to them in connection with any present or future defaults with respect to the First Lien Credit Agreement or any other provision of any Loan Document. For the avoidance of doubt, this Waiver does not constitute a waiver by any Lender that is a counterparty to a Hedging Agreement with any Obligor or any Lender that is a Bank Product Provider of any provision of or any right, power or remedy under, any Hedging Agreement or any Bank Product Agreement with such Lender.

Section 12.            Release. Borrower and EPL, for itself and on behalf of its Subsidiaries and Affiliates and its and their predecessors, successors and assigns, each do hereby forever release, discharge and acquit the Administrative Agent, each Issuer, each Lender and each other Secured Party and each of their successors, assignees, participants, officers, directors, members, affiliates, advisors, internal and external attorneys, agents and employees (the “Releasees”), from any and all duties, liabilities, obligations, claims (including claims of usury), demands, accounts, suits, controversies and actions that they at any time had or have or that its successors and assigns hereafter may have, whether known or unknown, against any Releasee (collectively, the “Released Claims”) that arise under, or in connection with, or that otherwise relate, directly or indirectly, to the First Lien Credit Agreement, any other Loan Document, any Hedging Agreement, any Bank Product Agreement or any related document, or to any acts or omissions of any such Releasee in connection with any of the foregoing. As to each and every claim released hereunder, Borrower and EPL each hereby represent that they have received the advice of legal counsel with regard to the releases contained herein and are freely and voluntarily entering into this Waiver. Borrower and EPL each, for itself and on behalf of its Subsidiaries and Affiliates and its and their predecessors, successors and assigns, do hereby forever covenant not to assert (and not to assist or enable any other Person to assert) any Released Claim against any Releasee.

Section 13.            Successors and Assigns. This Waiver shall be binding upon the Borrower, EPL and their respective successors and permitted assigns and shall inure, together with all rights and remedies of each Secured Party hereunder, to the benefit of each Secured Party and the respective successors, transferees and assigns.

Section 14.            Entire Agreement. THIS WAIVER, THE FIRST LIEN CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(Signature Pages Follow)

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In Witness Whereof, the parties hereto have caused this Waiver to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

ENERGY XXI GULF COAST, INC.

By:	/s/ Antonio de Pinho Name: Antonio de Pinho Title: President

S-1	Waiver Signature Page

EPL OIL & GAS, INC.

By:	/s/ Antonio de Pinho Name: Antonio de Pinho Title: President

S-2	Waiver Signature Page

Wells Fargo Bank, N.A., as the Administrative Agent, an Issuer and a Lender

By:	/s/ David Maynard Name: David Maynard Title: Senior Vice President

S-3	Waiver Signature Page

AMEGY BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ G. Scott Collins Name: G. Scott Collins Title: Senior Vice President

S-4	Waiver Signature Page

THE BANK OF NOVA SCOTIA, as Lender

By:	/s/ Alan Dawson Name: Alan Dawson Title: Director

SCOTIABANC INC., as Lender

By:	/s/ J.F. Todd Name: J.F. Todd Title: Managing Director

S-5	Waiver Signature Page

TORONTO DOMINION (TEXAS) LLC, as Lender

By:	/s/ Savo Bozic Name: Savo Bozic Title: Authorized Signatory

S-6	Waiver Signature Page

CAPITAL ONE, NATIONAL ASSOCIATION, as Lender

By:	/s/ Victor Ponce de Leon Name: Victor Ponce de Leon Title: Senior Vice President

S-7	Waiver Signature Page

NATIXIS, New York Branch, as Lender

By:	/s/ Stuart Murray Name: Stuart Murray Title: Managing Director

By:	/s/ Leila Zomorrodian Name: Leila Zomorrodian Title: Director

S-8	Waiver Signature Page

BARCLAYS BANK PLC, as Lender

By:	/s/ Vanessa A. Kurbatskiy Name: Vanessa A. Kurbatskiy Title: Vice President

S-9	Waiver Signature Page

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender

By:	/s/ Bryan J. Matthews Name: Bryan J. Matthews Title: Authorized Signatory

By:	/s/ Julia Bykhovskaia Name: Julia Bykhovskaia Title: Authorized Signatory

S-10	Waiver Signature Page

ING CAPITAL LLC, as Lender

By:	/s/ Juli Bieser Name: Juli Bieser Title: Managing Director

By:	/s/ Josh Strong Name: Josh Strong Title: Director

S-11	Waiver Signature Page

REGIONS BANK, as Lender and as Swing Line Lender

By:	/s/ J. Richard Baker Name: J Richard Baker Title: Senior Vice President

S-12	Waiver Signature Page

CITIBANK, N.A., as Lender

By:	/s/ Michael J. Smolow Name: Michael J. Smolow Title: Director

S-13	Waiver Signature Page

UBS AG, STAMFORD BRANCH, as Issuer and Lender

By:	/s/ Craig Pearson Name: Craig Pearson Title: Associate Director

By:	/s/ Darlene Arias Name: Darlene Arias Title: Director

S-14	Waiver Signature Page

DEUTSCHE BANK AG NEW YORK BRANCH, as Lender

By:	/s/ Benjamin Souh Name: Benjamin Souh Title: Vice President

By:	/s/ Michael Shannon Name: Michael Shannon Title: Vice President

S-15	Waiver Signature Page

COMMONWEALTH BANK OF AUSTRALIA, as Lender

By:	/s/ Sanjay Remond Name: Sanjay Remond Title: Director

S-16	Waiver Signature Page

COMERICA BANK, as Lender

By:	/s/ Chad W. Stephenson Name: Chad W. Stephenson Title: Vice President

S-17	Waiver Signature Page

SUMITOMO MITSUI BANKING CORPORATION, as Lender

By:	/s/ Ryo Suzuki Name: Ryo Suzuki Title: General Manager

S-18	Waiver Signature Page

KEYBANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Stephen J. Jones Name: Stephen J. Jones Title: Senior Vice President

S-19	Waiver Signature Page

SANTANDER BANK, N.A., as Lender

By:	/s/ Mark Connelly Name: Mark Connelly Title: Senior Vice President

By:	/s/ Puiki Lok Name: Puiki Lok Title: Vice President

S-20	Waiver Signature Page

WHITNEY BANK, as Lender

By:	/s/ Liana Tchernysheva Name: Liana Tchernysheva Title: Senior Vice President

S-21	Waiver Signature Page

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as Lender

By:	/s/ E. Lindsay Gordon Name: E. Lindsay Gordon Title: Executive Director

S-22	Waiver Signature Page

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Lender

By:	/s/ Ronald E. Spitzer Name: Ronald E. Spitzer Title: Managing Director

By:	/s/ Kathleen Sweeney Name: Kathleen Sweeney Title: Managing Director

S-23	Waiver Signature Page

IBERIABANK, as Lender

By:	/s/ W. Bryan Chapman Name: W. Bryan Chapman Title: Executive Vice President

S-24	Waiver Signature Page

PNC BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Steven J. McGehrin Name: Steven J. McGehrin Title: Executive Vice President

S-25	Waiver Signature Page

THE ROYAL BANK OF SCOTLAND, plc, as Lender

By:	/s/ Samira Siskind Name: Samira Siskind Title: Director

S-26	Waiver Signature Page

ACKNOWLEDGED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

ENERGY XXI GOM, LLC

By:	/s/ Antonio de Pinho Name: Antonio de Pinho Title: President

ENERGY XXI TEXAS ONSHORE, LLC

By:	/s/ Antonio de Pinho Name: Antonio de Pinho Title: President

ENERGY XXI ONSHORE, LLC

By:	/s/ Antonio de Pinho Name: Antonio de Pinho Title: President

ENERGY XXI PIPELINE, LLC

By:	/s/ Antonio de Pinho Name: Antonio de Pinho Title: President

ENERGY XXI LEASEHOLD, LLC

By:	/s/ Antonio de Pinho Name: Antonio de Pinho Title: President

S-27	Waiver Signature Page

ENERGY XXI PIPELINE II, LLC

By:	/s/ Antonio de Pinho Name: Antonio de Pinho Title: President

MS ONSHORE, LLC

By:	/s/ Antonio de Pinho Name: Antonio de Pinho Title: President

EPL PIPELINE, L.L.C.

By:	/s/ Antonio de Pinho Name: Antonio de Pinho Title: President

NIGHTHAWK, L.L.C.

By:	/s/ Antonio de Pinho Name: Antonio de Pinho Title: President

EPL OF LOUISIANA, L.L.C.

By:	/s/ Antonio de Pinho Name: Antonio de Pinho Title: President

S-28	Waiver Signature Page

DELAWARE EPL OF TEXAS, LLC

By:	/s/ Antonio de Pinho Name: Antonio de Pinho Title: President

ANGLO-SUISSE OFFSHORE PIPELINE PARTNERS, LLC

By:	/s/ Antonio de Pinho Name: Antonio de Pinho Title: President

EPL PIONEER HOUSTON, INC.

By:	/s/ Antonio de Pinho Name: Antonio de Pinho Title: President

ENERGY PARTNERS, LTD., LLC

By:	/s/ Antonio de Pinho Name: Antonio de Pinho Title: President

M21K, LLC

By:	/s/ Antonio de Pinho Name: Antonio de Pinho Title: President

S-29	Waiver Signature Page

SOILEAU CATERING, LLC

By:	/s/ Antonio de Pinho Name: Antonio de Pinho Title: President

S-30	Waiver Signature Page

ACKNOWLEDGED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN IN ITS CAPACITY AS GUARANTOR UNDER ITS LIMITED RECOURSE GUARANTY AND GRANTOR UNDER ITS PLEDGE AGREEMENT AND IRREVOCABLE PROXY DELIVERED IN CONNECTION WITH THE CREDIT AGREEMENT:

ENERGY XXI USA, INC.

By:	/s/ Antonio de Pinho Name: Antonio de Pinho Title: President

S-31	Waiver Signature Page